                                                                               .
                                                                               .
                                                                               .
                                POWER OF ATTORNEY
                        RIVESOURCE LIFE INSURANCE COMPANY

Gumer C. Alvero              Bridget M. Sperl
Timothy V. Bechtold          David K. Stewart
Richard N. Bush              William F. "Ted" Truscott
Brian J. McGrane             John R. Woerner
Kevin E. Palmer

Do hereby jointly and severally authorize Dixie L. Carroll, Scott E. Creutzmann, Chris R. Long, Scott R. Plummer, Christopher O. Petersen, Bruce H. Saul, Tara W. Tilbury, Rodney J. Vessels or Daniel J. Weatherly to sign as their attorneys-in-fact and agents any and all documents (i.e., Registration Statement, pre-effective amendment, post-effective amendment and any application for exemptive relief) on behalf of the registrants reflected in the attached list that have been filed with the Securities and Exchange Commission by RiverSource Life Insurance Company pursuant to the Securities Act of 1933 and/or the Investment Company Act of 1940, as amended, by means of the Security and Exchange Commission's electronic disclosure system known as EDGAR or otherwise; and to the file the same, with any amendments thereto and all exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission, and do hereby ratify such signatures heretofore made by such persons.

It is expressly understood by the undersigned that all to whom this Power of Attorney is presented are hereby authorized to accept a copy, photocopy or facsimile of this authorization with the same validity as the original.

This Power of Attorney may be executed in any number of counterpart copies, each of which shall be deemed an original and all of which, together, shall constitute one and the same instrument.

IN WITNESS WHEREOF, the undersigned have executed this Power of Attorney for the purpose herein set forth.

Dated the 22nd day of October, 2008.

/s/ Gumer C. Alvero                                    /s/ Bridget M. Sperl
--------------------------------------------------     -----------------------------------------------
    Gumer C. Alvero                                        Bridget M. Sperl
    Director and Executive Vice President  -               Executive Vice President - Client Services
    Annuities

/s/ Richard N. Bush                                    /s/ David K. Stewart
--------------------------------------------------     -----------------------------------------------
    Richard N. Bush                                        David K. Stewart
    Senior Vice President - Corporate Tax                  Vice President and Controller

/s/ Timothy V. Bechtold                                /s/ William F. "Ted" Truscott
--------------------------------------------------     -----------------------------------------------
    Timothy V. Bechtold                                    William F. "Ted" Truscott
    Director and President                                 Director

/s/ Brian J. McGrane                                   /s/ John R. Woerner
--------------------------------------------------     -----------------------------------------------
    Brian J. McGrane                                       John R. Woerner
    Director, Executive Vice President and                 Director
    Chief Financial Officer

/s/ Kevin E. Palmer
--------------------------------------------------
    Kevin E. Palmer
    Director, Vice President and Chief Actuary

                       RIVERSOURCE LIFE INSURANCE COMPANY
               REGISTERED VARIABLE ANNUITY/LIFE INSURANCE PRODUCTS

                                                                               1933 Act No.   1940 Act No.
RIVERSOURCE VARIABLE ANNUITY ACCOUNT 1                                                        811-07247
Privileged Assets Select Annuity                                               333-139768
RIVERSOURCE VARIABLE ANNUITY ACCOUNT                                                          811-7195
RiverSource Personal Portfolio Plus 2/RiverSource Personal                     333-139757
Portfolio Plus/RiverSource Personal Portfolio
RiverSource Preferred Variable Annuity                                         333-139758
Evergreen Essential Variable Annuity                                           333-139763
Evergreen New Solutions Variable Annuity                                       333-139763
Evergreen New Solutions Select Variable Annuity                                333-139759
Evergreen Pathways Variable Annuity                                            333-139759
Evergreen Privilege Variable Annuity                                           333-139759
RiverSource AccessChoice Select Variable Annuity                               333-139759
RiverSource Endeavor Select Variable Annuity                                   333-139763
RiverSource Endeavor Plus Variable Annuity                                     333-139759
RiverSource FlexChoice Variable Annuity                                        333-139759
RiverSource FlexChoice Select Variable Annuity                                 333-139759
RiverSource Galaxy Premier Variable Annuity                                    333-139761
RiverSource Innovations Variable Annuity                                       333-139763
RiverSource Innovations Classic Variable Annuity                               333-139763
RiverSource Innovations Classic Select Variable Annuity                        333-139763
RiverSource Innovations Select Variable Annuity                                333-139763
RiverSource New Solutions Variable Annuity                                     333-139763
RiverSource Pinnacle Variable Annuity                                          333-139761
RiverSource Platinum Variable Annuity                                          333-139760
RiverSource Signature Variable Annuity                                         333-139762
RiverSource Signature One Variable Annuity                                     333-139762

RiverSource Signature One Select Variable Annuity                              333-139762
RiverSource Signature Select Variable Annuity                                  333-139760
Wells Fargo Advantage Variable Annuity                                         333-139762
Wells Fargo Advantage Builder Variable Annuity                                 333-139762
Wells Fargo Advantage Builder Select Variable Annuity                          333-139762
Wells Fargo Advantage Choice Select Variable Annuity                           333-139759
Wells Fargo Advantage Choice Variable Annuity                                  333-139759
Wells Fargo Advantage Select Variable Annuity                                  333-139763

RIVERSOURCE ACCOUNT F                                                                         811-2317

RiverSource Variable Retirement & Combination Retirement Annuities             2-73114
RiverSource Employee Benefit Annuity                                           33-52518
RiverSource Flexible Annuity                                                   33-4173

RiverSource Group Variable Annuity Contract                                    33-47302

RIVERSOURCE VARIABLE ANNUITY FUND A                                                           811-1653
RiverSource Variable Annuity Fund A                                            2-29081

RIVERSOURCE VARIABLE ANNUITY FUND B                                                           811-1674
RiverSource Variable Annuity Fund B - Individual                               2-29358
RiverSource Variable Annuity Fund B - Group                                    2-47430

RIVERSOURCE VARIABLE ACCOUNT 10
RiverSource Flexible Portfolio Annuity                                         33-62407
RiverSource Retirement Advisor Variable Annuity                                333-79311
RiverSource Retirement Advisor Variable Annuity - Band 3                       333-79311
RiverSource Retirement Advisor Advantage Variable Annuity/RiverSource          333-79311
Retirement Advisor Select Plus Variable Annuity
RiverSource Retirement Advisor Advantage Variable Annuity - Band 3             333-79311
RiverSource Retirement Advisor Advantage Plus Variable Annuity/RiverSource     333-79311
Retirement Advisor Select Plus Variable Annuity
RiverSource Retirement Advisor 4 Advantage Plus Variable Annuity/RiverSource   333-79311
Retirement Advisor 4 Select Plus Variable Annuity/RiverSource Retirement
Advisor 4 Access Variable Annuity

RIVERSOURCE ACCOUNT SBS                                                                       811-06315
RiverSource Symphony Annuity                                                   33-40779

RIVERSOURCE MVA ACCOUNT                                                                       N/A
Evergreen Essential Variable Annuity                                           333-139776
Evergreen New Solutions Variable Annuity                                       333-139776
Evergreen New Solutions Select Variable Annuity                                333-139776
Evergreen Pathways Variable Annuity                                            333-139776
Evergreen Privilege Variable Annuity                                           333-139776
RiverSource AccessChoice Select Variable Annuity                               333-139776
RiverSource Endeavor Select Variable Annuity                                   333-139776
RiverSource FlexChoice Variable Annuity                                        333-139776
RiverSource FlexChoice Select Variable Annuity                                 333-139776

RiverSource Galaxy Premier Variable Annuity                                    333-139776
RiverSource Innovations Variable Annuity                                       333-139776
RiverSource Innovations Classic Variable Annuity                               333-139776
RiverSource Innovations Classic Select Variable Annuity                        333-139776
RiverSource Innovations Select Variable Annuity                                333-139776
RiverSource New Solutions Variable Annuity                                     333-139776
RiverSource Pinnacle Variable Annuity                                          333-139776
RiverSource Signature Variable Annuity                                         333-139776
RiverSource Signature One Variable Annuity                                     333-139776
RiverSource Signature One Select Variable Annuity                              333-139776
RiverSource Signature Select Variable Annuity                                  333-139776
Wells Fargo Advantage Variable Annuity                                         333-139776
Wells Fargo Advantage Builder Variable Annuity                                 333-139776
Wells Fargo Advantage Builder Select Variable Annuity                          333-139776
Wells Fargo Advantage Choice Select Variable Annuity                           333-139776

RIVERSOURCE ACCOUNT MGA                                                                       N/A
RiverSource Guaranteed Term Annuity                                            333-114888
RiverSource Retirement Advisor Advantage Plus Variable Annuity/RiverSource     333-114888
Retirement Advisor Select Plus Variable Annuity
RiverSource Retirement Advisor 4 Advantage Plus Variable Annuity/RiverSource   333-114888
Retirement Advisor 4 Select Plus Variable Annuity/RiverSource Retirement
Advisor 4 Access Variable Annuity
RiverSource Guaranteed Variable Annuity Contract                               33-48701

RIVERSOURCE VARIABLE LIFE SEPARATE ACCOUNT                                                    811-4298
RiverSource Single Premium Variable Life Insurance                             333-83456
RiverSource Variable Universal Life IV/RiverSource Variable                    333-69777
Universal Life IV - Estate Series
RiverSource Variable Second-To-Die Life Insurance                              33-62457
RiverSource Variable Universal Life Insurance                                  33-11165
RiverSource Variable Universal Life III                                        333-69777

RiverSource Succession Select Variable Life Insurance                          33-62457
RiverSource Single Premium Variable Life Insurance Policy                      2-97637

RIVERSOURCE VARIABLE LIFE ACCOUNT                                                             811-09515
RiverSource Signature Variable Universal Life Insurance                        333-84121

RIVERSOURCE ACCOUNT FOR SMITH BARNEY                                                          811-4652
RiverSource Single Premium Variable Life Insurance Policy                      33-5210